Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENT

FOR THE PERIOD ENDED MARCH 31, 2004

(NYSE: NFP)

Investor Relations Contact

John M. Nadel

(212) 301-4084

ir@nfp.com

NOTE:

The Quarterly Financial Supplement (“QFS”) includes financial measures, cash earnings and cash earnings per diluted share, that are not based on generally accepted accounting principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The QFS also includes measures called gross margin before management fees and gross margin before management fees as a percentage of revenues. National Financial Partners (“NFP”) uses all of these measures in analyzing its performance; it believes that these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenues should not be viewed as substitutes for gross margin and gross margin as a percentage of revenues, respectively. Reconciliations of cash earnings to GAAP net income, cash earnings per diluted share to GAAP net income per diluted share, gross margin before management fees to gross margin, and gross margin before management fees as a percentage of revenues to gross margin as a percentage of revenues, the most directly comparable GAAP measures, are included in the QFS and in NFP’s earnings press release for the quarter ended March 31, 2004, both of which are available at www.nfp.com.

The QFS may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions readers that statements relating to NFP’s operations are based on management’s current expectations, estimates and projections. Words such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “projects,” “believes,” “seeks,” “estimates” and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond NFP’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this QFS. For more details on factors that could affect expectations, please see NFP’s filings with the Securities and Exchange Commission, including its registration statement on Form S-1. Unless legally required, NFP undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP.
CORPORATE OVERVIEW
Unaudited (Dollars and shares in thousands, except per share data)

	At or for the Three Months Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
GAAP Net Income	$6,861	$9,731	$7,369	$2,775	$3,626
Amortization of intangibles	4,626	4,260	4,366	4,089	3,905
Depreciation	1,980	1,688	926	1,067	908
Impairment of goodwill and intangible assets	—	—	—	9,932	—

Cash Earnings	$13,467	$15,679	$12,661	$17,863	$8,439

GAAP Net Income per share – diluted	$0.19	$0.27	$0.24	$0.09	$0.12
Amortization of intangibles	0.13	0.12	0.14	0.13	0.13
Depreciation	0.05	0.05	0.03	0.04	0.03
Impairment of goodwill and intangible assets	—	—	—	0.33	—

Cash Earnings per share – diluted	$0.37	$0.44	$0.41	$0.59	$0.28

Shares outstanding, beginning of period	32,122	32,268	27,812	27,487	26,647
Common shares issued for acquisitions during period	819	—	145	157	881
Common shares issued for contingent consideration during period	125	—	—	166	3
Common shares issued for stock options exercised during period	306	—	94	2	—
Common shares issued for initial public offering	—	—	4,279	—	—
Common shares repurchased during period	(31)	(222)	(77)	—	(44)
Other	—	76	15	—	—

Shares outstanding, end of period	33,341	32,122	32,268	27,812	27,487

Weighted average common shares outstanding	33,132	32,257	28,540	27,770	27,384
Dilutive effect of contingent consideration	83	130	64	41	20
Dilutive effect of escrow and stock subscriptions	202	331	307	322	381
Dilutive effect of stock options	2,834	2,673	2,093	2,173	2,066

Weighted average common shares outstanding – diluted	36,251	35,391	31,004	30,306	29,851

Total NFP owned firms at period end	135	130	133	129	124
Internal “same store” revenue growth for year-to-date period	18.6%	13.7%	13.2%	13.1%	-3.6%

Debt to total capitalization	2.5%	0.0%	0.0%	19.1%	17.0%

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL CONDITION Unaudited (Dollars in thousands)

	At
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$48,126	$71,244	$57,631	$38,022	$32,560
Securities purchased under resale agreements in premium trust accounts	52,927	41,317	38,332	32,964	26,737
Current receivables	48,374	50,137	44,426	37,321	28,152
Other current assets	13,785	14,172	12,475	9,573	5,372

Total current assets	163,212	176,870	152,864	117,880	92,821
Intangibles, net	264,676	232,665	237,922	235,840	229,766
Goodwill, net	243,112	218,002	218,837	213,329	206,182
Deferred tax assets	20,969	21,802	20,680	20,588	23,575
Other non-current assets	23,453	22,216	23,424	25,577	23,940

Total assets	$715,422	$671,555	$653,727	$613,214	$576,284

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$51,590	$39,597	$36,515	$31,176	$25,222
Bank loan	13,000	—	—	83,770	62,660
Other current liabilities	53,146	76,443	52,663	41,973	39,871

Total current liabilities	117,736	116,040	89,178	156,919	127,753
Deferred tax liabilities	90,185	81,278	88,348	82,349	86,397
Accrued option expense	—	—	—	12,834	50,302
Other non-current liabilities	8,600	8,965	9,950	7,116	5,238

Total liabilities	216,521	206,283	187,476	259,218	269,690
STOCKHOLDERS’ EQUITY
Common stock at par value	3,439	3,313	3,306	2,853	2,810
Additional paid-in capital	507,788	476,633	478,652	372,670	328,086
Retained earnings (deficit)	7,580	4,159	(2,437)	(9,806)	(12,580)
Treasury stock	(19,906)	(18,833)	(13,270)	(11,721)	(11,722)

Total stockholders’ equity	498,901	465,272	466,251	353,996	306,594

Total liabilities and stockholders’ equity	$715,422	$671,555	$653,727	$613,214	$576,284

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS Unaudited (Dollars in thousands)

	For the Three Months Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Revenue:
Commissions and fees	$135,225	$143,413	$119,899	$119,273	$96,992
Cost of Services:
Commissions and fees	41,049	34,902	31,383	31,845	28,646
Operating expenses	44,198	42,172	36,863	35,780	35,465
Management fees	23,233	32,445	22,940	24,909	14,078

Total cost of services	108,480	109,519	91,186	92,534	78,189

Gross margin	26,745	33,894	28,713	26,739	18,803

Corporate and other expenses:
General and administrative	7,390	7,886	6,107	4,836	5,639
Option compensation	190	154	177	(1,064)	932
Amortization of intangibles	4,626	4,260	4,366	4,089	3,905
Impairment of goodwill and intangible assets	—	—	—	9,932	—
Depreciation	1,980	1,688	926	1,067	908
Acquisition-related production bonus	—	—	—	1,794	—
Loss on sale of subsidiaries	—	716	1,038	—	—

Total corporate and other expenses	14,186	14,704	12,614	20,654	11,384

Income from operations	12,559	19,190	16,099	6,085	7,419
Net interest and other	(85)	(108)	(652)	(748)	(446)

Income before income taxes	12,474	19,082	15,447	5,337	6,973
Income tax expense	5,613	9,351	8,078	2,562	3,347

Net income	$6,861	$9,731	$7,369	$2,775	$3,626

Cash Earnings Reconciliation
Net income	$6,861	$9,731	$7,369	$2,775	$3,626
Amortization of intangibles	4,626	4,260	4,366	4,089	3,905
Impairment of goodwill and intangible assets	—	—	—	9,932	—
Depreciation	1,980	1,688	926	1,067	908

Cash earnings	$13,467	$15,679	$12,661	$17,863	$8,439

Calculation of Gross Margin
Total revenue	$135,225	$143,413	$119,899	$119,273	$96,992
Cost of services (excludes management fees):
Commissions and fees	41,049	34,902	31,383	31,845	28,646
Operating expenses	44,198	42,172	36,863	35,780	35,465

Gross margin before management fees	49,978	66,339	51,653	51,648	32,881
Management fees	23,233	32,445	22,940	24,909	14,078

Gross margin	$26,745	$33,894	$28,713	$26,739	$18,803

Gross margin as a percentage of total revenue	19.8%	23.6%	23.9%	22.4%	19.4%
Gross margin before management fees as a percentage of total revenue	37.0%	46.3%	43.1%	43.3%	33.9%
Management fees, as a percentage of gross margin before management fees	46.5%	48.9%	44.4%	48.2%	42.8%

Note: Certain reclassifications have been made to the condensed consolidated statements of income for prior periods to conform to current period presentation.

NATIONAL FINANCIAL PARTNERS CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS
Unaudited (Dollars in thousands)

	For the Year-to-Date Period Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Revenue:
Commissions and fees	$135,225	$479,577	$336,164	$216,265	$96,992

Cost of Services:
Commissions and fees	41,049	126,776	91,874	60,491	28,646
Operating expenses	44,198	150,280	108,108	71,245	35,465
Management fees	23,233	94,372	61,927	38,987	14,078

Total cost of services	108,480	371,428	261,909	170,723	78,189

Gross margin	26,745	108,149	74,255	45,542	18,803

Corporate and other expenses:
General and administrative	7,390	24,468	16,582	10,475	5,639
Option compensation	190	199	45	(132)	932
Amortization of intangibles	4,626	16,620	12,360	7,994	3,905
Impairment of goodwill and intangible assets	—	9,932	9,932	9,932	—
Depreciation	1,980	4,589	2,901	1,975	908
Acquisition-related production bonus	—	1,794	1,794	1,794	—
Loss on sale of subsidiaries	—	1,754	1,038	—	—

Total corporate and other expenses	14,186	59,356	44,652	32,038	11,384

Income from operations	12,559	48,793	29,603	13,504	7,419

Net interest and other	(85)	(1,954)	(1,846)	(1,194)	(446)

Income before income taxes	12,474	46,839	27,757	12,310	6,973

Income tax expense	5,613	23,338	13,987	5,909	3,347

Net income	$6,861	$23,501	$13,770	$6,401	$3,626

Cash Earnings Reconciliation
Net income	$6,861	$23,501	$13,770	$6,401	$3,626
Amortization of intangibles	4,626	16,620	12,360	7,994	3,905
Impairment of goodwill and intangible assets	—	9,932	9,932	9,932	—
Depreciation	1,980	4,589	2,901	1,975	908

Cash earnings	$13,467	$54,642	$38,963	$26,302	$8,439

Calculation of Gross Margin
Total revenue	$135,225	$479,577	$336,164	$216,265	$96,992
Cost of services (excludes management fees):
Commissions and fees	41,049	126,776	91,874	60,491	28,646
Operating expenses	44,198	150,280	108,108	71,245	35,465

Gross margin before management fees	49,978	202,521	136,182	84,529	32,881
Management fees	23,233	94,372	61,927	38,987	14,078

Gross margin	$26,745	$108,149	$74,255	$45,542	$18,803

Gross margin as a percentage of total revenue	19.8%	22.6%	22.1%	21.1%	19.4%
Gross margin before management fees as a percentage of total revenue	37.0%	42.2%	40.5%	39.1%	33.9%
Management fees, as a percentage of gross margin before management fees	46.5%	46.6%	45.5%	46.1%	42.8%

Note: Certain reclassifications have been made to the condensed consolidated statements of income for prior periods to conform to current period presentation.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS—QUARTERLY & YEAR-TO-DATE PERIODS Unaudited (Dollars in thousands)

	For the Three Months Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Number of acquisitions closed	7	—	4	5	15
Consideration:
Cash	$34,078	$—	$7,000	$18,690	$24,968
Common stock	23,493	—	2,898	5,164	15,453
Other	92	—	588	1,368	19

Total consideration paid[1]	$57,663	$—	$10,486	$25,222	$40,440

Target earnings of acquired firms	$22,085	$—	$4,100	$8,700	$15,710
Base earnings of acquired firms	$10,243	$—	$1,995	$4,550	$7,635

Revenues from new acquisitions	$17,236	$16,314	$15,061	$15,508	$14,414
Revenues from existing firms	117,989	127,099	104,838	103,765	82,578

Total revenues	$135,225	$143,413	$119,899	$119,273	$96,992

	For the Year-to-Date Period Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Number of acquisitions closed	7	24	24	20	15
Consideration:
Cash	$34,078	$50,658	$50,658	$43,658	$24,968
Common stock	23,493	23,515	23,515	20,617	15,453
Other	92	1,975	1,975	1,387	19

Total consideration paid[1]	$57,663	$76,148	$76,148	$65,662	$40,440

Target earnings of acquired firms	$22,085	$28,510	$28,510	$24,410	$15,710
Base earnings of acquired firms	$10,243	$14,180	$14,180	$12,185	$7,635

Revenues from new acquisitions	$17,236	$61,297	$44,983	$29,922	$14,414
Revenues from existing firms	117,989	418,280	291,181	186,343	82,578

Total revenues	$135,225	$479,577	$336,164	$216,265	$96,992

1.	Total consideration paid may not foot sequentially due to post-closing adjustments made relating to prior period acquisitions.

NATIONAL FINANCIAL PARTNERS CORP.
INTANGIBLES & GOODWILL
Unaudited (Dollars in thousands)

	At or for the Three Months Ended
	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Intangible Assets:
Book of business	$75,754	$69,533	$72,244	$70,965	$69,805
Management contracts	185,519	160,113	162,671	161,948	157,090
Trade name	3,403	2,999	3,007	2,927	2,871
Goodwill	243,112	218,002	218,837	213,329	206,182

Total intangible assets and goodwill	$507,788	$450,647	$456,759	$449,169	$435,948

Amortization Expense & Impairment Loss:
Book of business	$2,582	$2,400	$2,365	$2,270	$2,187
Management contracts	2,044	1,860	1,842	5,977	1,718
Trade name	—	—	—	107	—
Goodwill	—	—	—	5,667	—

Total amortization	$4,626	$4,260	$4,207	$14,021	$3,905

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of common shares for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of common shares during the period presented.

Common Shares Repurchased:	Represents stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other shareholder.

Internal “Same Store” Revenue Growth:

NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see below) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described above, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation described above is not adjusted for intercompany transactions that result in the same item of revenue being recorded by two firms.

Sub-Acquisitions:

A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Target Earnings of Acquired Firms:

Represents the estimated annual operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.

Base Earnings of Acquired Firms:

Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings average 48% of target earnings for acquisitions completed by NFP from its inception through March 31, 2004.

Revenues from New Acquisitions and Revenues from Existing Firms:

NFP calculates revenues from new acquisitions and revenues from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After Revenues from Existing Firms: twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenues of disposed firms are included in all periods up to and including the period of disposal.

Intangible Assets – Book of Business:

A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets – Management Contracts:

A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets – Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets – Goodwill:

The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards, or SFAS, No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.